Prospectus Supplement	dated April 10, 2007 to:

PUTNAM VT RESEARCH FUND Prospectuses dated April 30, 2006

The section “Who manages the fund?” is supplemented to reflect that the members of the Global Equity Research Team primarily responsible for the day-to-day management of the fund’s portfolio are now solely Joshua Brooks (Portfolio Leader), Kelly Morgan (Portfolio Leader), John Coffey (Portfolio Member) and Charles Dane (Portfolio Member).

HV-5937

243839 4/07